Exhibit 32.2
                                  ------------

                            CERTIFICATION PURSUANT TO
                   18 U.S.C. ss. 1350, AS ADOPTED PURSUANT TO
                    ss. 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the "Company") on Form 10-Q for the period ending October 31, 2004 (the "Report"), I, Gary Pokrassa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


/s/Gary Pokrassa
----------------
Gary Pokrassa,
Chief Financial Officer

December 15, 2004


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